APPENDIX B

                              CUSTODY AGREEMENT


      The following open-end management investment companies ("Funds") are hereby made parties to the Custody Agreement dated October 30, 1995, with UMB Bank, n.a. ("Custodian") and Jones & Babson, Inc., and agree to be bound by all the terms and conditions contained in said Agreement:


                             UMB SCOUT STOCK FUND
                           UMB SCOUT REGIONAL FUND
                           UMB SCOUT BALANCED FUND
                             UMB SCOUT BOND FUND
                           UMB SCOUT WORLDWIDE FUND
                UMB SCOUT MONEY MARKT FUND - FEDERAL PORTFOLIO
                UMB SCOUT MONEY MARKET FUND - PRIME PORTOFLIO
                     UMB SCOUT TAX-FREE MONEY MARKET FUND
                     UMB SCOUT CAPITAL PRESERVATION FUND
                    UMB SCOUT KANSAS TAX-EXEMPT BOND FUND
                       UMB SCOUT WORLDWIDE SELECT FUND
                         UMB SCOUT STOCK SELECT FUND
                          UMB SCOUT TECHNOLOGY FUND
                         UMB SCOUT EQUITY INDEX FUND



                                          UMB SCOUT FUNDS

Attest:                                   By: /s/ Brad Adams
---------------------------------         --------------------------------------

                                          Name: Brad Adams

                                          Title: Vice President & Treasurer

                                          Date: July 31, 2000



                                          UMB BANK, N.A.

Attest:                                   By: /s/ Ralph R. Santoro
---------------------------------         --------------------------------------

                                          Name: Ralph R. Santoro
                                          --------------------------------------

                                          Title: Senior Vice President
                                          --------------------------------------

                                          Date: July 31, 2000
                                          --------------------------------------